Exhibit 99.3

November 8, 2016 Third Quarter 2016 Earnings

Safe harbor statement Global Eagle Entertainment We make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our ability to negotiate and consummate the Shareco and associated joint venture transactions on the contemplated terms and realize the benefits therefrom, our ability to achieve synergies from the EMC acquisition, our ability to settle legacy sound recording and music composition liabilities on terms that we consider reasonable, our earnings, Adjusted EBITDA, revenues, expenses, capital expenditures, aircraft connectivity installations or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made (which is November 8, 2016), and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our third quarter earnings release, furnished on Form 8-K, our most recent quarterly reports filed on Form 10-Q, and our most recent annual report filed on Form 10-K, and in particular any discussion of risk factors or forward-looking statements therein, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation or that you may hear today.

Shareco* of HNA Group, a Fortune Global 500 corporation based in China, has a proven track-record of investments in the aviation and travel industries Equity Investments Formation of IFEC Joint Venture 3 Proposed investment and Joint venture Shareco Announcement *Beijing Shareco Technologies Co., Ltd. (NEEQ: 837676) This image cannot currently be displayed.

Upon completion of the contemplated transactions: JV will provide IFEC and passenger monetization services to HNA airlines GEE will sell equipment, including antennas, network services and engineering and product support directly to the JV JV will be exclusive provider of IFEC to HNA aircraft Fleet comprises over 320 aircraft today and is expected to grow to over 500 aircraft in the future Shareco potential joint venture highlights Shareco Announcement * Subject to receipt of certifications for approximately 200 of the aircraft potential investment & JV Structure* * Subject to negotiation of definitive agreements and regulatory and shareholder approvals + Includes Phase 1 Shareco 9.9% stake in GEE common stock GEE Primary Investment at $11.00/Share Phase 1 Shareco Up to 34.9% stake in GEE common stock+ GEE Primary Investment at $11.00/Share Phase 2 Joint Venture Primary Investment: ~$103MM Primary Investment: up to $150MM Secondary Offering: ~$163MM GEE expects to generate revenue from the JV and through sales to the JV Shareco Announcement GEE Shareholders Secondary Offering at $11.00/Share

Synergy estimates Appear conservative EMC Acquisition Update Consolidated network operations, network products, Finance and HR functions under one organization Executed deal with Intelsat, resulting in savings in 2017, highlighting our ability to quickly reduce bandwidth costs Leveraging EMC-owned teleport infrastructure Integrating patented technologies to increase efficiency and reduce ground-based infrastructure costs Increased competitiveness in new markets based on scale of combined network infrastructure

3Q16 Financial overview Third Quarter 2016 Results Dollars in Millions Dollars in Millions * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income Including approximately two months of EMC financials: Revenue of $146.9 million Adjusted EBITDA* of $16.7 million

Media & Content highlights Third Quarter 2016 Results Revenue of $79.0 million, a year-over-year decline of 3% Lost one of our contracts with AA due to music-related litigation; now settled Signed a five-year renewal of our agreement with Qatar Airways Three-year global distribution agreement with Lagardère Sports Commenced Airtime IFE on Jet Airways for free 'JetScreen' streaming

Aviation connectivity highlights Third Quarter 2016 Results Legacy GEE connectivity revenue of $36.0 million, representing year-over-year growth of 26% Planned Shareco/HNA Joint Venture 26 new aircraft installations in Q3 Over 750 total installed aircraft Began connectivity service to Avianca Brasil in under two months Includes the first deployment of Speednet technology on an airline Commercial trial on Air China began flying Added four North American operations solutions customers

MARITIME & LAND connectivity highlights Third Quarter 2016 Results Added 10 new ships with Nakilat Signed multi-year contract renewal with SeaBird Exploration Schlumberger and major O&G company installations underway Delays partially lead to lower than forecast revenue Continue to add services to the government, UN and NGO markets Provide connectivity to assist humanitarian aid efforts in Africa

Quarter Highlights Third Quarter 2016 Results Closing of EMC Acquisition Third quarter financials include two months of EMC Full-year revised guidance will include five months of EMC EMC constitutes Maritime & Land service line within Connectivity Litigation Matters Resolved the Company’s outstanding litigation matters with various music labels Resolved a related music litigation matter with American Airlines Related loss of one of our contracts impacts remainder of 2016

Consolidated Financials Third Quarter 2016 Results Dollars in Millions Dollars in Millions * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income Total Revenue reached $146.9MM, up 33% year-over-year Gross profit grew year-over-year from $38.6MM to $43.6MM Adjusted EBITDA* grew year-over-year from $14.1MM to $16.7MM Connectivity Service Revenue of $59.2MM Connectivity Equipment Revenue of $8.7MM Content Revenue of $79.0MM

Balance Sheet and Capital Structure Global Eagle Entertainment (1) Represents unvested equity under GEE’s 2013 Equity Incentive Plan (2) Represents unvested equity under 2016 Inducement and Retention Stock Plan for EMC Employees (1) (1) (2) (2) GEE As of 6/30/16 Issued for EMC Transaction Post Transaction Vested Unvested Vested Unvested Vested Unvested Total Debt Details Full Year GEE + 5mo EMC Guidance Common Stock 78,062,735 - 5,641,886 - 83,704,621 - 83,704,621 (dollars in millions) Options 2,894,098 3,199,569 - ### 2,894,098 3,720,269 6,614,367 Current Revenue Adjusted EBITDA* RSUs 3,950 649,108 - ### 3,950 996,058 1,000,008 Total Balance Interest Rate GEE $470.0 $490.0 $57.0 $65.0 Public SPAC Warrants 6,173,000 - - - 6,173,000 - 6,173,000 Revolver $75,500,000 $28,000,000 5.750% EMC 75.0 85.0 23.0 27.0 Pre SPAC Warrants 1,166,874 - - - 1,166,874 - 1,166,874 1st Lien Term 265,320,000 - 6.750% Total $545.0 $575.0 $80.0 $92.0 Total Shares 88,300,657 3,848,677 5,641,886 ### 93,942,543 4,716,327 98,658,870 2nd Lien Term 92,000,000 - 10.625% Total Debt Assumed $432,820,000 $28,000,000 7.399% Post Shareco Transaction Equity (shares in millions) Post Transaction Debt GEE As of 9/30/16 Transaction Post Transaction (dollars in millions) Vested Unvested Total Vested Unvested Principal Amt Available Current Common Stock 85.3 - 9.4 94.7 - Outstanding at 7/27/16 Interest Rate Options 3.2 3.6 - 3.2 3.6 New Revolver $29 $47 L + 5.75% RSUs 0.0 1.6 - 0.0 1.6 1st Lien Term 265 - L + 5.75% Public SPAC Warrants 6.2 - - 6.2 - 2nd Lien Term 92 - L + 9.625% Legacy Row 44 Warrants 1.2 - - 1.2 - Convertible Note 83 - 2.75% Total Debt $469 Approx. Cash at Closing $100 Net Debt $369 9.9 85065 ### 94470 100 ### GEE As of 6/30/16 Issued for EMC Transaction Post Transaction Vested Unvested Vested Unvested Vested Unvested Total Debt Details Full Year GEE + 5mo EMC Guidance Common Stock 78,062,735 - 5,641,886 - 83,704,621 - 83,704,621 (dollars in millions) Options 2,894,098 3,199,569 - 520,700 2,894,098 3,720,269 6,614,367 Current Revenue Adjusted EBITDA* RSUs 3,950 649,108 - 346,950 3,950 996,058 1,000,008 Total Balance Interest Rate GEE $470.0 $490.0 $57.0 $65.0 Public SPAC Warrants 6,173,000 - - - 6,173,000 - 6,173,000 Revolver $75,500,000 $28,000,000 5.750% EMC 75.0 85.0 23.0 27.0 Pre SPAC Warrants 1,166,874 - - - 1,166,874 - 1,166,874 1st Lien Term 265,320,000 - 6.750% Total $545.0 $575.0 $80.0 $92.0 Total Shares 88,300,657 3,848,677 5,641,886 867,650 93,942,543 4,716,327 98,658,870 2nd Lien Term 92,000,000 - 10.625% Total Debt Assumed $432,820,000 $28,000,000 7.399% Post Transaction Equity (shares in millions) Balance Sheet Items GEE As of 9/30/16 Sapphire Transaction Post Transaction (dollars in millions) Vested Unvested Vested Unvested Vested Unvested Principal Amt Post Shareco Interest Common Stock 85.1 - 9.4 - 94.5 - Outstanding Transactions Rate Options 3.2 3.6 - - 3.2 3.6 Revolver $28 $28 L + 5.75% RSUs 0.0 0.9 - - 0.0 0.9 1st Lien Term 265 265 L + 5.75% Public SPAC Warrants 6.2 - - - 6.2 - 2nd Lien Term 92 92 L + 9.625% Legacy Row 44 Warrants 1.2 - - - 1.2 - Convertible Notes 83 83 2.75% Total Debt $468 $468 Cash $56 $159 Net Debt $412 $309 9.9 85065 9405 94470 100 10.0%

Business outlook Global Eagle Entertainment * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income Including five months of EMC, we are updating full-year 2016 guidance: Revenue: $530 - $538 million Adjusted EBITDA*: $61 - $65 million CapEx: $45 - $50 million

Question & answer Global Eagle Entertainment

Definition of Adjusted EBITDA Appendix A To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. For more information on this non-GAAP financial measure, please see the table entitled “Reconciliation of Non-GAAP Measure to GAAP Measure” at the end of this release. Adjusted EBITDA is one of the primary measures used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the compensation committee of our board of directors to establish the funding targets for our annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as net income (loss) before income tax expense (benefit), interest income (expense), change in fair value of financial instruments, other (income) expense, depreciation and amortization, (including depreciation and amortization expense relating to equity method investments), as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition, integration and transaction costs, and restructuring charges. Other income (expense), acquisition, integration and transaction costs and restructuring charges include such items, when applicable, as (a) income (loss from investments, foreign currency exchange gains (losses) and loss on disposal of fixed assets, (b) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (c) legal, accounting and other professional fees directly attributable to acquisition activity, (d) employee severance and retention payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (e) legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (f) restructuring expenses pursuant to our integration plan announced on September 23, 2014. Management does not consider these costs to be indicative of our core operating results. With respect to projected full year 2016 Adjusted EBITDA, quantitative reconciliations are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to taxes, purchase accounting adjustments, acquisition-related charges and legal settlement reserves excluded from Adjusted EBITDA. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Net income to adjusted ebitda reconciliation Appendix B Dollars in Millions 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Net Income ($26.3) $12.0 ($15.5) ($25.0) ($3.4) $13.0 ($6.9) ($4.8) ($2.4) ($38.2) $19.4 NI Attributable to Non-Controlling Interests 0.2 - - - - - - - - - - Income Tax 1.3 0.8 1.5 4.6 (0.7) 1.3 0.2 0.7 3.2 0.7 (50.0) Other Income (Expense) 15.9 (20.3) 7.1 11.2 0.1 (13.8) 3.3 2.1 (5.7) (4.4) 4.6 Depreciation and Amortization 9.4 8.3 8.3 8.4 8.2 8.2 9.5 10.7 10.5 11.0 16.6 Stock-based Compensation 2.6 2.0 1.9 1.6 2.6 1.6 2.1 2.0 2.1 2.2 3.8 Acquisition and Realignment Costs 2.1 3.6 3.0 8.0 1.2 2.0 5.8 4.7 2.6 39.8 22.4 Restructuring Charges - - 2.6 1.6 0.3 - 0.1 0.1 - - - F/X Gain (Loss) on Intercompany Loan - - - - - - - - - - - Adjusted EBITDA $5.1 $6.5 $8.8 $10.4 $8.2 $12.2 $14.1 $15.5 $10.3 $11.2 $16.7